Exhibit 10.6

FIRST AMENDMENT TO

MASTER FIELD SERVICES AGREEMENT

THIS FIRST AMENDMENT TO MASTER FIELD SERVICES AGREEMENT (this “Amendment”) is made and entered into as of February 21, 2013, by and between DIAMONDBACK E&P LLC (“Operator”) and BISON DRILLING AND FIELD SERVICES LLC (“Contractor”).

RECITALS:

A. Operator and Contractor are parties to that certain Master Field Services Agreement dated January 1, 2013 (the “Agreement”).

B. The parties desire to amend the Agreement in the manner hereinafter set forth.

NOW, THEREFORE, in consideration of the premises, covenants and conditions herein, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Operator and Contractor hereby agree as follows:

1. Compensation. Exhibit “C” (Rate Schedule - Trailers, Forklifts and Well Spudders Only) of the Agreement is hereby deleted in its entirety and replaced with Exhibit “C” attached hereto.

2. Entire Agreement. All prior understandings and agreements between the parties with respect to the subject matter of this Amendment are merged within this Amendment, which alone fully and completely sets forth the understanding of the parties with respect thereto. This Amendment may not be changed or modified nor may any of its provisions be waived orally or in any manner other than by a writing signed by the party against whom enforcement of the change, modification or waiver is sought.

3. Agreement. Except as herein provided, the Agreement and all off its terms, covenants and conditions remain in full force and effect.

4. Execution Counterparts. This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument. All such counterparts together shall constitute for all purposes one agreement.

(signature page following)

IN WITNESS WHEREOF, Operator and Contractor have executed this Amendment as of the day and year first written above.

OPERATOR:

DIAMONDBACK E&P LLC

By:	/s/ Travis Stice
Name:	Travis Stice
Title:	Chief Executive Officer

CONTRACTOR:

BISON DRILLING AND FIELD SERVICES LLC

By:	/s/ Kaes Van’t Hof
Name:	Kaes Van’t Hof
Title:	Chief Executive Officer

EXHIBIT “C”

Rate Schedule

(Trailers, Forklifts and Well Spudders Only)

Trailers:

•	$125 / day

Forklifts:

•	$100 / day

Well Spudders

•	$75 / foot

•	$3,000 / Move in Midland County

•	$4,000 / Move in Upton County

•	Note: Contractor does not currently provide pre-set pricing in any other counties, but there will likely be an agreed-upon move fee for such other counties.

•	$7,500 / Rathole and Mousehole

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